UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported): May 18, 2017

TEAM, Inc.
(Exact Name of Registrant as Specified in Charter)

Delaware	001-08604	74-1765729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)
13131 Dairy Ashford, Suite 600
Sugar Land, Texas 77478
(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (281) 331-6154

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate line below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the — Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the — Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company    ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ☐

Item 5.07 Submission of Matters to a Vote of Security Holders.

On May 18, 2017, Team, Inc., a Delaware corporation (the “Company”), held its 2017 Annual Meeting of Shareholders. The following matters were voted upon at the Annual Meeting of Shareholders: (1) the election of directors of the Company; (2) the ratification of the appointment of KPMG LLP as the Company’s independent auditors for the fiscal year ending December 31, 2017; (3) the advisory vote on the compensation of the Named Executive Officers of the Company; (4) the advisory vote on the frequency of holding future advisory votes on Named Executive Officer compensation; and (5) approval of the amended and restated Team, Inc. Executive Incentive Compensation Plan.

At the Annual Meeting of Shareholders, the nominees for election as directors set forth in Proposal 1 were each re-elected and Proposals 2, 3 and 5 were each approved. With regard to Proposal 4, the option of every “1 Year” was approved. The voting results were as follows:

Proposal #1 – Election of Directors

Name	Votes For	% of votes cast	Votes Withheld	% of votes cast	Broker Non-Votes
Louis A. Waters	23,866,581	98%	584,415	2%	2,743,755
Jeffery G. Davis	23,958,612	98%	492,384	2%	2,743,755
Gary G. Yesavage	23,934,569	98%	516,427	2%	2,743,755

Proposal #2 – Ratification of Auditors

Votes For	% of votes cast	Votes Against	% of votes cast	Abstentions	% of votes cast	Broker Non-Votes
26,960,628	99%	201,345	1%	32,778	0%	—

Proposal #3 – Advisory Vote on the Compensation of the Named Executive Officers

Votes For	% of votes cast	Votes Against	% of votes cast	Abstentions	% of votes cast	Broker Non-Votes
21,100,039	86%	731,119	3%	2,619,838	11%	2,743,755

Proposal #4 – Advisory Vote on Frequency of Holding Future Advisory Votes on Named Executive Officer Compensation

1 Year		2 Years		3 Years
Votes For	% of votes cast	Votes For	% of votes cast	Votes For	% of votes cast	Abstentions	% of votes cast	Broker Non-Votes
21,718,975	89%	198,820	1%	2,423,198	10%	110,003	0%	2,743,755

Based on these results, and consistent with the recommendation of the Company, the Board of Directors has determined that Team will hold an advisory vote on executive compensation every year.

Proposal #5 – Approval of the Amended and Restated Team, Inc. Executive Incentive Compensation Plan

Votes For	% of votes cast	Votes Against	% of votes cast	Abstentions	% of votes cast	Broker Non-Votes
21,256,606	87%	3,118,255	13%	76,135	0%	2,743,755

For purposes of this Item 5.07, percentages shown have been rounded to the nearest whole percentage.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TEAM, INC.

By:	/s/ André C. Bouchard
André C. Bouchard
Executive Vice President – Administration, Chief Legal Officer and Secretary
Dated: May 19, 2017